Execution version
AMENDMENT NO. 18 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT
AMENDMENT NO. 18 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of March 13, 2025 (this “Amendment”), between PARLEX 5 FINCO, LLC, a Delaware limited liability company (“Seller”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 4, 2014 (as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of October 23, 2014, as further amended by that certain Amendment No. 2 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2015, as further amended by that certain Amendment No. 3 to Amended and Restated Master Repurchase and Securities Contract, dated as of April 14, 2015, as further amended by that certain Amendment No. 4 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 11, 2016, as further amended by that certain Amendment No. 5 to Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2016, as further amended by that certain Amendment No. 6 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2017, as further amended by that certain Amendment No. 7 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 31, 2017, as further amended by that certain Amendment No. 8 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2018, as further amended by that certain Amendment No. 9 to Amended and Restated Master Repurchase and Securities Contract, dated as of December 21, 2018, as further amended by that certain Amendment No. 10 to Amended and Restated Master Repurchase and Securities Contract, dated as of November 13, 2019, as further amended by that certain Amendment No. 11 to Amended and Restated Master Repurchase and Securities Contract, dated as of December 23, 2019, as further amended by that certain Amendment No. 12 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2020, as further amended by that certain Amendment No. 13 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 12, 2021, as further amended by that certain Amendment No. 14 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 11, 2022, as further amended by that certain Amendment No. 15 to Amended and Restated Master Repurchase and Securities Contract, dated as of June 29, 2022, as further amended by that certain Amendment No. 16 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2023, as further amended by that certain Amendment No. 17 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2024, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Seller has requested, and Buyer has agreed, to amend the Repurchase Agreement as set forth in this Amendment and Blackstone Mortgage Trust, Inc. (“Guarantor”) agrees to make the acknowledgements set forth herein.
Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
SECTION 1.Amendments to Repurchase Agreement.
The defined term “Funding Expiration Date”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:
“Funding Expiration Date”: March 13, 2026; provided that, in the event that Seller requests an extension of the Funding Expiration Date, such request may be approved or denied by Buyer for any reason or for no reason, as determined in Buyer’s sole and absolute discretion, and it is expressly acknowledged and agreed that Buyer has no obligation to consider or grant any such request.
SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date that this Amendment was executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor.
SECTION 3.Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions and its undertakings and obligations set forth in the Repurchase Agreement and each other Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.
SECTION 4.Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of March 13, 2014 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, and (b) that, as of the date hereof Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.
SECTION 5.Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase

Agreement”, this “Amended and Restated Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.
SECTION 6.No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or Pledgor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Fee Letter, the Pledge and Security Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement and the Pledge and Security Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement and the Pledge and Security Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.
SECTION 7.Waivers. (a) Each of Seller and Guarantor acknowledges and agrees that as of the date hereof it has no defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Buyer arising under or in respect of the Repurchase Agreement, the Guarantee Agreement or any other Repurchase Document and any such defenses, rights of setoff, claims, counterclaims or causes of action which may exist as of the date hereof are hereby irrevocably waived, and (b) in consideration of Buyer entering into this Amendment, Seller and Guarantor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arise out of or from or in any way relating to or in connection with the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents, in each case occurring or existing on or prior to the date hereof, including, but not limited to, any action or failure to act under the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.
SECTION 8.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
SECTION 9.Expenses. Seller and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
SECTION 11. Extension of Repurchase Dates. Buyer and Seller hereby acknowledge and agree that (i) Seller has elected to extend, pursuant to Section 3.05 of the Repurchase Agreement, the Repurchase Date of each Purchased Asset (as determined pursuant to clause (a) of the definition of Repurchase Date) to the earlier of (x) three hundred sixty-four (364) days following the current Repurchase Date of each such Purchased Asset (as determined pursuant to clause (a) of the definition of Repurchase Date) and (y) the Repurchase Date of each such Purchased Asset pursuant to clause (b), (c) or (d) of the definition of Repurchase Date (including the proviso thereto), and (ii) each such Repurchase Date is hereby so extended as described in the preceding clause (i), effective as of the Amendment Effective Date. Buyer and Seller further acknowledge and agree that, notwithstanding anything to the contrary in Section 3.05 of the Repurchase Agreement, the extensions described in this Section 11 shall be deemed to comply with the requirements of Section 3.05 of the Repurchase Agreement.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
SELLER:
PARLEX 5 FINCO, LLC, a Delaware limited liability company
By:     /s/ Ana Gonzalez-Iglesias
 Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

[Signature Page to Amendment No. 18 to Amended and Restated Master Repurchase and Securities Contract (BXMT/Wells)]

BUYER:
WELLS FARGO BANK, N.A., a national banking association
By:     /s/ Allen Lewis
 Name: Allen Lewis
Title: Managing Director

[Signature Page to Amendment No. 18 to Amended and Restated Master Repurchase and Securities Contract (BXMT/Wells)]

Acknowledged and Agreed with respect to Sections 4 and 7 herein:
GUARANTOR:
BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation
By:     /s/ Ana Gonzalez-Iglesias
 Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

[Signature Page to Amendment No. 18 to Amended and Restated Master Repurchase and Securities Contract (BXMT/Wells)]